UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 8, 2013 (January 7, 2013)

Arbor Realty Trust, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MARYLAND

(STATE OF INCORPORATION)

001-32136	20-0057959
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

333 Earle Ovington Boulevard, Suite 900
Uniondale, New York	11553
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(516) 506-4200

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

On January 7, 2013, each of Venable LLP and Skadden, Arps, Slate, Meagher & Flom LLP delivered an opinion to Arbor Realty Trust, Inc. (the “Company”) in connection with the Company’s sale to or through JMP Securities LLC (the “Sales Agent”), from time to time, in an at-the-market equity offering program of up to 6,000,000 shares of the Company’s common stock, par value $0.01 per share, pursuant to the Equity Distribution Agreement dated December 31, 2012 among the Sales Agent, the Company and Arbor Realty Limited Partnership, for which the Company previously filed a prospectus supplement dated December 31, 2012.

The Company is filing as Exhibit 5.1 the opinion of Venable LLP and as Exhibit 8.1 the opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Exhibit

5.1	Opinion of Venable LLP

8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

23.1	Consent of Venable LLP (included in Exhibit 5.1)

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARBOR REALTY TRUST, INC.

	By:	/s/ Paul Elenio
	Name:	Paul Elenio
	Title:	Chief Financial Officer

Date: January 8, 2013

EXHIBIT INDEX

Exhibit Number

5.1	Opinion of Venable LLP
8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP